Exhibit 99.1

FB Financial Corporation Increases Regular Quarterly Dividend by 33% to $0.08 Per Share

Authorizes $50 Million Share Common Stock Repurchase Program

NASHVILLE, Tenn.--(BUSINESS WIRE)--October 22, 2018--FB Financial Corporation (the “Company”) (NYSE: FBK) announced today that its Board of Directors declared a quarterly cash dividend of eight cents ($0.08) per share, which represents a 33% increase. The dividend is payable on November 15, 2018, to shareholders of record as of November 1, 2018. Additionally, the Company’s Board of Directors authorized the repurchase of up to $50 million of the Company’s outstanding common stock, which will remain in effect until October 22, 2019.

Christopher T. Holmes, President and Chief Executive Officer, commented, “Our Board of Directors remains focused on continuing to build long-term shareholder value and is pleased to return a portion of capital to our shareholders while maintaining strong capital levels to support continued growth.”

Holmes continued, “We are equally pleased to announce a newly approved share repurchase authorization which provides the Company an additional avenue to opportunistically return capital to our shareholders. Our capital priorities continue to be organic growth and ensuring flexibility to fund acquisitions. This program will enable us to meet these objectives as we seek to continue to drive long-term shareholder value by maximizing earnings per share accretion and minimizing tangible book value dilution.”

ABOUT FB FINANCIAL CORPORATION

FB Financial Corporation (NYSE: FBK) is a bank holding company headquartered in Nashville, Tennessee. FB Financial operates through its wholly owned banking subsidiary, FirstBank, the third largest Tennessee-headquartered community bank, with 56 full-service bank branches across Tennessee, North Alabama and North Georgia, and a national mortgage business with offices across the Southeast. FirstBank serves five of the largest metropolitan markets in Tennessee and has approximately $5.0 billion in total assets.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, without limitation, statements relating to the Company’s ability to build shareholder value, maintain capital levels, support continued growth, minimize tangible book value dilution and maximize earnings per share accretion. These statements, which are based upon certain assumptions and estimates and describe the Company’s future plans, results, strategies and expectations, can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions. These forward-looking statements are not historical facts and are based upon current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions investors that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict and that are beyond the Company’s control. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date of this press release, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this press release including, without limitation, the risks and other factors set forth in the Company’s most recent Annual Report on Form 10-K under the captions “Cautionary note regarding forward-looking statements” and “Risk factors” and periodic and current reports on Forms 10-Q and 8-K. Many of these factors are beyond the Company’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this press release, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

CONTACT:
FB Financial Corporation
Media Contact:
Jeanie M. Rittenberry, 615-313-8328
jrittenberry@firstbankonline.com
www.firstbankonline.com
or
Financial Contact:
James R. Gordon, 615-564-1212
jgordon@firstbankonline.com
investorrelations@firstbankonline.com